UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2011

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	1-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2011, UnitedHealth Group issued a press release announcing changes to its executive leadership structure effective January 18, 2011. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5.02 by reference.

Gail K. Boudreaux, executive vice president, UnitedHealth Group and president, UnitedHealthcare Employer & Individual, will assume overall responsibility for all UnitedHealthcare health benefits businesses.

George L. Mikan III, executive vice president and chief financial officer, UnitedHealth Group, will take responsibility and oversight for UnitedHealth Group's health services platform, including OptumHealth, Ingenix and, working with William A. Munsell, Prescription Solutions. Mr. Mikan has ceased serving as chief financial officer.

David S. Wichmann, executive vice president, UnitedHealth Group, and president, UnitedHealth Group Operations, will become chief financial officer for UnitedHealth Group, while retaining all his existing corporate responsibilities for leading enterprise-wide information technology and oversight for the UnitedHealth Group’s multi-year initiative to simplify and integrate enterprise-wide operations and reduce run-rate operating costs. He is also taking responsibility for oversight of UnitedHealth Group’s corporate functions.

William A. Munsell, Larry C. Renfro and Anthony Welters will join Mr. Hemsley in the office of the chief executive serving as executive vice presidents of UnitedHealth Group, focused on enterprise-wide initiatives, including emerging growth and expansion opportunities; public, regulatory and governmental affairs and representation; reputation and market image efforts, and external relationships and alliances for the enterprise.

A description of the employment histories of Messrs. Munsell, age 58, Renfro, age 57, Welters, age 55, and Wichmann, age 48, can be found in UnitedHealth Group’s Annual Report on Form 10-K for the year ended December 31, 2009, which descriptions are incorporated by reference herein.

Messrs. Munsell, Renfro, Welters and Wichmann have not been directly or indirectly involved in any transaction, proposed transaction, or series of similar transactions with UnitedHealth Group required to be disclosed pursuant to Item 404(a) of Regulation S-K.

No changes in compensation were made in connection with these appointments.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description

99.1 Press Release dated January 20, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

January 24, 2011	By:	/s/ Dannette L. Smith

Name: Dannette L. Smith
Title: Secretary to the Board of Directors

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 20, 2011